UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Interlink Electronics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than the Registrant)

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May 11, 2004

Dear Stockholder,

You are cordially invited to the Annual Meeting of the Stockholders of Interlink Electronics, Inc. to be held on June 22, 2004 at 11:00 a.m., Pacific Daylight Time, at the Hampton Inn & Suites, 50 West Daily Drive, Camarillo, California 93010. Your attendance will provide you an opportunity to hear management’s report on operations and meet with directors and representatives of the Company.

Our financial and strategic accomplishments were notable in 2003. Financially, the Company increased its revenues by 24%, generated $1.1 million in operating income compared to a loss of $2.9 million in 2002 and earned $.09 per diluted share for the year, as compared to a loss of $.44 per diluted share in 2002. Specifically, we also accomplished our goals in each business segment with positive momentum and indications of continued prosperity. I look forward to sharing these accomplishments and our vision for the future with you at the upcoming Stockholders’ Meeting.

The Secretary’s Notice of the Meeting and Proxy Statement attached discuss the matters on which action will be taken at the Stockholders’ Meeting. It is important that your views are represented at the meeting, whether or not you are able to attend.

The vote of every stockholder is important. You can assure that your shares will be represented and voted at the meeting by signing and returning the enclosed proxy card, by voting by telephone or by voting over the Internet. We have enclosed a postage-paid, pre-addressed envelope, as well as detailed instructions on the proxy card for stockholders voting by telephone or over the Internet, to make it convenient for you to vote your shares.

On behalf of the directors and employees of the Company, we value and appreciate your continued support of Interlink Electronics, Inc.

Best regards,

/s/    E. MICHAEL THOBEN

E. Michael Thoben

Chairman, CEO & President

INTERLINK ELECTRONICS, INC.

546 Flynn Road

Camarillo, California 93012

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 22, 2004

To the Stockholders of Interlink Electronics, Inc.:

You are invited to attend the Annual Meeting of Stockholders of Interlink Electronics, Inc., a Delaware corporation. The meeting will be held at the Hampton Inn & Suites, 50 West Daily Drive, Camarillo, California 93010 on June 22, 2004, at 11:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect one director to serve a term of three years or until a successor has been elected and qualified;

2.	To amend the 1996 Stock Incentive Plan to increase the number of shares of common stock that may be issued pursuant to the plan from 5,500,000 to 6,500,000; and

3.	To transact any other business that properly comes before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on April 23, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment of the meeting.

Your vote is important. You may vote by written proxy, by telephone, or over the Internet. Instructions for voting by telephone and over the Internet are printed on the proxy card. If you choose to vote in writing, please date and sign the enclosed proxy card and return it in the enclosed postage-paid, pre-addressed envelope as soon as possible. If you attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.

By Order of the Board of Directors

Paul D. Meyer

Secretary

Camarillo, California

May 11, 2004

INTERLINK ELECTRONICS, INC.

546 Flynn Road

Camarillo, California 93012

PROXY STATEMENT

A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Interlink Electronics, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held at the Hampton Inn & Suites, 50 West Daily Drive, Camarillo, California 93010 on June 22, 2004, at 11:00 a.m., Pacific Daylight Time. This proxy may also be used at any adjournment of the meeting. We are sending this statement and the enclosed proxy form to you on or about May 11, 2004.

Record Date

Only stockholders of record at the close of business on April 23, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the meeting.

Shares Outstanding and Voting Rights

At the close of business on the Record Date, the Company had 11,374,578 shares of its Common Stock outstanding. Each share of Common Stock issued and outstanding is entitled to one vote on each matter properly presented at the Annual Meeting. There are no cumulative voting rights. The Common Stock is the only outstanding authorized voting security of the Company. The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

Multiple Stockholders Sharing the Same Address

If you and other residents at your mailing address own shares of Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice, known as “householding,” reduces the Company’s printing and postage costs. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If any stockholder residing at that address wishes to receive a separate annual report or proxy statement, either now or in the future, write or telephone the Company as follows: Interlink Electronics, Inc., 546 Flynn Road, Camarillo, California 93012, Attention: Corporate Secretary; (805) 484-8855. Contact the Company in the same way if you and other residents at your address are receiving multiple copies of the annual report and proxy statement and wish to receive single copies in the future.

Proxy Procedure

You may vote by proxy by completing a proxy card and mailing it in the postage-paid, pre-addressed envelope, by using a toll-free telephone number, or by voting over the Internet. Please refer to your proxy card or the information forwarded to you by your bank, broker, or other holder of record to see which options are available to you. Your ability to vote by telephone or by the Internet will close at 5:00 p.m., Pacific Daylight Time, on June 21, 2004.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. You have three ways to revoke your proxy. First, you may do so in writing by notifying Paul Meyer, the Secretary of the Company, at the Company’s address listed above prior to our exercise of the proxy at the Annual Meeting or any adjournment of the meeting. Secondly, you can cast another valid proxy in writing, by telephone or over the Internet. Your vote will be cast in accordance with the latest valid proxy. Finally, the proxy may also be revoked by affirmatively electing to vote in person while attending the meeting. If you choose to vote in person, please let our personnel know that you are revoking a previously given proxy and are now voting in person. A stockholder who attends the meeting need not revoke the proxy and vote in person unless the stockholder wishes to do so, however. All valid, unrevoked proxies will be voted at the Annual Meeting or any adjournment of the meeting in accordance with the instructions given. If a signed proxy is returned without instructions, it will be voted for the nominees for director, for the approval of the proposal presented, and in accordance with the recommendations of management on any other business that may properly come before the meeting or any adjournment of the meeting or matters incident to the conduct of the meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. Pursuant to the Company’s Bylaws, the Board of Directors is divided into three classes, each class serving a three-year term with the term of office of one class expiring each year. Mr. Eugene Hovanec is the only nominee for re-election at this meeting for a three-year term expiring in 2007. If Mr. Hovanec becomes unavailable for election for any reason, we will name a suitable substitute as authorized by your proxy.

The following table briefly describes the Company’s nominee for director and the directors whose terms will continue. Except as otherwise noted, each has held his principal occupation for at least five years.

Name, Principal Occupation, Age and Other Directorships	Director Since	Term Expires
Nominees

Eugene F. Hovanec 52 Vice President–Finance and Chief Financial Officer of Vitesse Semiconductor Corporation, a supplier of high performance integrated circuits and optical modules, principally targeted at system manufacturers in the communications and storage industries. Mr. Hovanec is a member of the New York State Society of CPA’s, the AICPA and holds a B.B.A. degree from Pace University.	1994	2004

Continuing Directors

John Buckett, II 55

Vice President, Corporate Development at Scientific-Atlanta, Inc., a leading supplier of broadband communications systems, satellite-based video, voice and data communications networks and worldwide customer service and support, since 1998. He is also a member of the Corporate Management Committee of Scientific-Atlanta, Inc. From 1995 to 1998, Mr. Buckett served as president of the International Division and, before that, as vice president, marketing strategies, for all operating units of Scientific-Atlanta, Inc. He is a member of the Society of Cable Television Engineers and the Cable Television Administration and Marketing Society. Mr. Buckett holds a B.S. degree in electrical engineering from the Georgia Institute of Technology.

	2000	2006

Merritt M. Lutz 61

Chairman of Morgan Stanley Technology Holdings, Inc. Mr. Lutz manages the strategic technology investments and partnerships for Morgan Stanley Technology Holdings, Inc. Previously, he was President of Candle Corporation, a worldwide supplier of systems software from 1989 to November 1993. Mr. Lutz also sits on the boards of three privately held software companies: Algorithmics, Business Engine, and SPSS Inc. He is a former director of the Information Technology Association of America and the NASD Industry Advisory Committee. He holds a bachelors and masters degree from Michigan State University.

	1994	2006

George Gu 56 Chairman of GTM (Asia) Investment Holding Limited, a privately owned investment company. He is also Chairman of GTM Corporation (Taiwan). Mr. Gu holds a B.S. degree from North Carolina State University and an M.B.A. degree from Columbia University.	1991	2005

E. Michael Thoben, III 50 President, Chief Executive Officer and Chairman of the Board of Directors of the Company. Prior to joining Interlink Electronics in 1990, Mr. Thoben held numerous senior management positions at Polaroid Corporation for eleven years. Mr. Thoben formerly served on the Board of Directors of the American Electronics Association and is currently a member of the boards of two privately held companies. Mr. Thoben holds a B.S. degree from St. Xavier University and has taken graduate management courses at the Harvard Business School and The Wharton School of Business.	1990	2005

Board Committees and Meetings

The Board of Directors acted by meeting and by unanimous written consent in lieu of meetings six times during the last fiscal year. The Board of Directors has three standing committees. Each director participated in at least 75% of the aggregate number of meetings and actions by unanimous written consent of the Board of Directors and at least 75% of each of the meetings of each of the committees of which he was a member. The Directors are encouraged to attend the Annual Meetings of Stockholders, and in 2003, all of the Directors then serving were able to attend.

The Board maintains a standing Audit Committee, which, in 2003, consisted of Messrs. Hovanec, Buckett and Gu. Each member of the Audit Committee is independent, financially literate and is free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of his independent judgment as a member of the

Audit Committee. The Board of Directors has determined that Mr. Hovanec is an audit committee financial expert, as defined by regulations promulgated by the SEC. The Audit Committee is, and will continue to be, composed of members that meet the independence, knowledge and experience requirements of Nasdaq as set forth in the NASD Listing Standards for Nasdaq-listed companies.

In 2003, the Audit Committee held one meeting in person and four telephonic meetings. All of the members attended each of the five meetings. Pursuant to the written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its oversight responsibilities relating to corporate accounting, the Company’s reporting practices and the quality and integrity of the Company’s financial statements; compliance with law and the maintenance of ethical standards by the Company; and the Company’s maintenance of effective internal controls. For additional information about the Audit Committee, see “Audit Committee Matters.”

The Board of Directors’ Compensation Committee, which is currently comprised of Messrs. Hovanec, Gu and Lutz, reviews the compensation levels of the Company’s executive officers and makes recommendations to the Board regarding changes in compensation. The Compensation Committee also administers the Company’s stock option plans and recommends grants under the plans to the Board of Directors. See “Compensation of Executive Officers – Report of the Compensation Committee on Executive Compensation” and “Option Grants in Last Fiscal Year.” In 2003, the Compensation Committee held two meetings in person. All of the members attended each of the meetings.

The Board also maintains a Corporate Governance and Nominating Committee, which is comprised of Messrs. Buckett and Lutz. The Company believes that all of the members of the Corporate Governance and Nominating Committee are independent as defined under the current listing standards of the National Association of Securities Dealers. The Corporate Governance and Nominating Committee has adopted a charter and corporate guidelines with respect to its governance and a copy of such charter is available at the Company’s website (http://www.interlinkelectronics.com). The Corporate Governance and Nominating Committee makes recommendations to the Board of Directors concerning nominees to the Board of Directors. In 2003, the Corporate Governance and Nominating Committee held two meetings in person. All of the members attended each of the meetings. The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders of the Company. Recommendations for nominees should be sent to: Interlink Electronics, Inc., 546 Flynn Road, Camarillo, California 93012, Attention: Corporate Secretary.

Director Compensation

Directors are paid a fee of $500 for each Board meeting and committee meeting attended in person and $100 per hour (up to a maximum of $500 per meeting) for each Board meeting and committee meeting attended telephonically. They are also reimbursed for costs incurred attending Board meetings. Any director who is not an employee of the Company and has not, within one year, been an employee of the Company (a “Non-Employee Director”) is eligible to receive options under our 1996 Stock Incentive Plan, as amended (the “Plan”). The option price for all options granted to Non-Employee Directors under the Plan is not less than the fair market value of the Common Stock on the date the option is granted. Each person who becomes a Non-Employee Director is automatically granted an option to purchase 30,000 shares of Common Stock at the time he or she becomes a Non-Employee Director. The Plan also provides for the automatic, non-discretionary, annual grant to all continuing Non-Employee Directors of options to purchase up to 7,500 shares of the Company’s Common Stock. The options granted to Non-Employee Directors have a five-year term from the date of grant. Each option becomes exercisable for 33 1/3 % of the number of shares covered by the option at the end of each of the first three years of the option term. Options may be exercised while the optionee is a director of the Company, within 30 days after the date the optionee’s service as a director is terminated for any reason other than death or disability or prior to the expiration of the options, whichever comes first, or if the optionee’s service as a director is terminated as a result of death or disability, within one year after the date of termination or prior to the expiration of the options, whichever comes first. Options are subject to adjustment in the event of certain changes in capital structure of the Company.

Recommendation by the Board of Directors

The Board of Directors recommends that stockholders vote “for” the election of the nominee named in this proxy statement. If a quorum of stockholders is present at the meeting, the nominee for director who receives the greatest number of votes cast at the meeting will be elected director. We will treat abstentions and broker non-votes as present but not voting.

PROPOSAL 2: AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

The Company maintains the Plan for the benefit of its employees and others who provide services to the Company. The Board of Directors believes the availability of stock incentives is an important factor in the Company’s ability to attract and retain experienced and competent employees, directors and service providers and to provide an incentive for them to exert their best efforts on behalf of the Company. As of March 15, 2004, only 145,000 shares remained available for grant out of a total of 5,500,000 shares reserved for issuance under the Plan. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly, on April 20, 2004 the Board of Directors approved an amendment to the Plan, subject to stockholder approval, to reserve an additional 1,000,000 shares for issuance under the Plan, thereby increasing the total number of shares to 6,500,000 shares.

Approval of the foregoing amendment to the Plan will also constitute reapproval of per-employee limits on the grant of stock and dollar awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Shareholder approval of per-employee limits is required every five years for continued compliance with regulations under Section 162(m) in order to permit the grant of stock and dollar awards that will qualify as “performance-based compensation.” See “—Tax Consequences.”

Certain provisions of the Plan are described below. The complete text of the Plan, marked to show the proposed amendments, is attached to this proxy statement as APPENDIX A.

Description of the Plan

Eligibility. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the Plan. Also eligible are non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products and independent contractors of the Company or any subsidiary.

Administration. Authority to administer the Plan is placed in the Board of Directors, which may promulgate rules and regulations for the operation of the Plan and generally supervise the administration of the Plan. The Board of Directors has delegated authority to administer the Plan to the Compensation Committee. Any reference to the Board of Directors in this description of the Plan shall also refer to the Compensation Committee except that only the Board of Directors may amend, modify or terminate the Plan.

Term of Plan. The Plan will continue until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time.

Stock Options. The Board of Directors determines the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option, the times at which options may be exercised and whether the option is an incentive stock option (“ISO”), as defined in Section 422 of the Code, or an option other than an ISO (a nonqualified stock option or “NSO”). If the option is an ISO, the option price cannot be less than the fair market value of the Common Stock on the date of grant. If an optionee of an ISO at the time of grant owns stock possessing more than 10% of the combined voting power of the Company, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the option is an NSO, the option price may be any amount determined by the Board of Directors. No employee may be granted options or stock appreciation rights under the Plan for more than 300,000 shares in any calendar year. In addition, the Plan limits the aggregate fair market value, on the date of grant, of the stock for which ISOs are exercisable for the first time by any employee in any year to $100,000. No monetary consideration is paid to the Company upon the granting of options.

Options granted under the Plan generally continue in effect for the period fixed by the Board of Directors, except that ISOs are not exercisable after the expiration of 10 years from the date of grant or five years in the case of 10% stockholders. Options are exercisable in accordance with the terms of an option agreement entered into at the time of grant and, except as otherwise determined by the Board of Directors with respect to an NSO, are nontransferable except on death of a holder. Options may be exercised only while an optionee is employed by or in the service of the Company or a subsidiary or within 12 months following termination of employment by reason of death or disability or 30 days following termination for any other reason. The Plan provides that the Board of Directors may extend the exercise period for any period up to the expiration date of the option and may increase the number of shares for which the option may be exercised up to the total number underlying the option. The purchase price for each share purchased pursuant to exercise of options must be paid in cash, including cash that may be the proceeds of a loan from the Company, in shares of Common Stock valued at fair market value, in restricted stock, in performance units or other contingent awards denominated in either stock or cash, other forms of consideration, as determined by the Board of Directors. Upon the exercise of an option, the number of shares subject to the option and the number of shares available under the Plan for future option grants are reduced by the number of shares with respect to which the option is exercised.

Stock Option Grants to Non-Employee Directors. Pursuant to the terms of the Plan, each individual who becomes an non-employee director receives a non-statutory option to purchase 30,000 shares of Common Stock when the individual becomes a director. In addition, pursuant to the terms of the Plan, each non-employee director of the Company will be automatically granted an annual non-discretionary, non-statutory option to purchase 7,500 shares of Common Stock.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted under the Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Plan. A SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of a share of Common Stock over its fair market value on the date of grant, or if granted in connection with an option, the option price per share under the option to which the SAR relates. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at its fair market value, in cash, or partly in stock and partly in cash, as determined by the Board of Directors. The Board of Directors may withdraw any SAR granted under the Plan at any time and may impose any condition upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

The existence of SARs, as well as certain bonus rights described below, would require charges to income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Stock over the exercise price of shares subject to exercisable SARs or bonus rights. No SARs have been granted under the Plan.

Stock Bonus Awards. The Board of Directors may award Common Stock as a stock bonus under the Plan. The Board of Directors may determine the recipients of the awards, the number of shares to be awarded and the time of the award. Stock received as a stock bonus is subject to the terms, conditions and restrictions determined by the Board of Directors at the time the stock is awarded. No stock bonuses have been granted under the Plan.

Restricted Stock. The Plan provides that the Company may issue restricted stock in such amounts, for such consideration, subject to such restrictions and on such terms as the Board of Directors may determine. No restricted stock has been granted under the Plan.

Cash Bonus Rights. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus percentage applicable to any bonus rights, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75%. Bonus rights granted in connection with stock bonuses or restricted stock purchases entitle the recipient to a cash bonus in an amount determined by the Board of Directors, at the time the stock is awarded or purchased, or at such time as any restrictions to which the stock is subject may lapse. No bonus rights have been granted under the Plan.

Performance Units. The Board of Directors may grant performance units consisting of monetary units that may be earned in whole or in part if the Company achieves goals established by the Board of Directors over a designated period of time, but in any event not more than 10 years. Payment of an award earned may be in cash or stock or both and may be made when earned, or vested and deferred, as the Board of Directors determines. No performance units have been granted under the Plan.

Foreign Qualified Grants. Awards under the Plan may be granted to eligible persons residing in foreign jurisdictions. The Board of Directors may adopt supplements to the Plan necessary to comply with the applicable laws of foreign jurisdictions and to afford participants favorable treatment under those laws, but no award may be granted under any supplement with terms that are more beneficial to the participants than the terms permitted by the Plan.

Changes in Capital Structure. The Plan provides that if the outstanding Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors will make appropriate adjustments in the outstanding options. In the event of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of the Company’s assets (each a “Transaction”), the Board of Directors will, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan: (i) outstanding options will remain in effect in accordance with their terms; (ii) outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction; or (iii) the Board of Directors will provide a 30-day period prior to the consummation of the Transaction during which outstanding options shall be exercisable to the extent exercisable and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period. In the event of the dissolution of the Company, options shall be treated in accordance with clause (iii) above.

Tax Consequences. Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized on subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. At the time of exercise of an NSO, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable

An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects within 30 days after the original transfer to recognize income in connection with the original transfer under Section 83(b). The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount. A participant who receives a cash bonus right under the Plan will generally recognize income equal to the amount of the cash bonus paid at the time of receipt, and the Company will generally be entitled to a deduction equal to the income recognized by the participant.

Section 162(m) of the Code, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year. Under Internal Revenue Service regulations, compensation received through the exercise of an option or a SAR is not subject to the $1,000,000 limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. One requirement is stockholder approval at least once every five years of per-employee limits on the number of shares as to which options and SARs may be granted. Approval of this proposal will constitute approval of the per-employee limit under the Plan. Other requirements are that the option or SAR be granted by a committee of at least two outside directors and that the exercise price of the option or SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes that if this proposal is approved by stockholders, compensation received on exercise of options and SARs granted under the Plan in compliance with all of the above requirements will be exempt from the $1,000,000 deduction limit.

Recommendation by the Board of Directors

The Board of Directors recommends that stockholders vote “for” the amendment to the Plan increasing the number of shares reserved for issuance from 5,500,000 to 6,500,000. The proposal to approve the amendment must be approved by the holders of at least a majority of the votes cast, provided that the total vote cast represents a majority of the outstanding shares of common stock entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of “no” votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and will have no effect on the results of the vote.

INDEPENDENT AUDITORS

BDO Seidman LLP audited the Company’s financial statements for the fiscal year ended December 31, 2003 and has been appointed to act as auditors for the review of the Company’s first quarter 2004 results. Representatives of BDO Seidman LLP have been invited to attend the Annual Meeting, will be given the opportunity to make a statement if they wish and will be available to respond to appropriate questions.

COMPENSATION OF EXECUTIVE OFFICERS

The Compensation Committee of the Board of Directors (the “Committee”) is composed of three non-employee directors. Pursuant to authority delegated by the Board, the Committee initially determines the compensation to be paid to the Chief Executive Officer and to each of the other executive officers of the Company. Following such determination by the Committee, issues concerning officer compensation are submitted to the Board of Directors for approval. Directors who are also officers of the Company do not participate in this approval process. The Committee also is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies.

Report of the Compensation Committee on Executive Compensation

The Company’s compensation policies for officers (including the named executive officers) are designed to compensate the Company’s executives fairly and to provide incentives for the executives to manage the Company’s business effectively for the benefit of its stockholders.

The key objectives of the Company’s executive compensation policies are to attract and retain key executives who are important to the long-term success of the Company, and to provide incentives for these executives to achieve high levels of job performance and to strive to enhance stockholder value. The Company seeks to achieve these objectives by paying its executives a competitive level of base compensation for companies of similar size and in similar industries and by providing its executives an opportunity for further reward for outstanding performance in both the short-term and the long-term. It is the current policy of the Committee to set base salaries conservatively and to emphasize opportunities for performance-based rewards through annual cash bonuses and stock option grants.

Options granted to employees, including executive officers, under the Company’s 1996 Stock Incentive Plan generally are intended to qualify as incentive stock options. To the extent, however, that the aggregate fair market value of the stock with respect to which options are exercisable for the first time during any calendar year exceeds $100,000, the options will be treated as nonqualified stock options. The Company receives no tax deduction from the exercise of an incentive stock option unless the optionee disposes of the acquired shares before satisfying certain holding periods. The Committee believes the grant of incentive stock options, despite the general nondeductibility, benefits the Company by encouraging the long-term ownership of the Company’s stock by officers and other employees.

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its five most highly compensated officers in any year. The levels of salary and bonus paid by the Company generally do not exceed this limit. However, upon exercise of nonqualified stock options, the excess of current market price over the option price (the “option spread”) is treated as compensation. In addition, if the holder of an incentive stock option disposes of stock received upon exercise of the option before satisfying certain holding period requirements, the optionee will recognize ordinary compensation income for the year of disposition equal to the lesser of the option spread and the amount of gain realized by the optionee upon disposition. Under regulations promulgated by the Internal Revenue Service, the $1,000,000 cap on deductibility will not apply to option spread compensation from the exercise of either a nonqualified stock option or a disqualifying disposition of an incentive stock option if such exercise meets certain performance-based requirements. One of the performance-based requirements is that an option grant to any individual may not exceed a stockholder-approved maximum number of shares. Accordingly, the option spread compensation from an exercise (in the case of nonqualified stock options) of those options generally would be treated as compensation for tax purposes and taken into account in determining the $1,000,000 cap on deductibility. No employee may be granted options under the Company’s 1996 Stock Incentive Plan for more than 300,000 shares in any calendar year.

Stock Option Surrender and Reissuance. In July 2002, as a result of significant decrease in the market price of the Company’s Common Stock over the last three years, the Board of Directors determined that options to purchase an aggregate of 637,000 shares of Common Stock previously granted to employees and directors of the Company no longer provided a meaningful incentive as originally intended. These options had been granted pursuant to the Company’s 1996 Stock Incentive Plan and had an original exercise price of either $15 or $29 per share.

Because of the Compensation Committee’s desire to motivate high levels of performance and to offer eligible employees a valuable incentive to stay with the Company, the Board of Directors approved an exchange offer pursuant to which eligible employees and directors with stock option grants under the Plan having an exercise price of either $15 or $29 per share could exchange them for new stock options to be granted at least six months and one day (with an exercise price equal to the fair market value on the date of grant, which would be the closing price of a share of the Company’s Common Stock on the Nasdaq National Market) after the date the tendered options were cancelled. These options were reissued on February 10, 2003 at an exercise price of $2.94 per share.

Executive Officer Compensation Program. The Company’s executive officer compensation program is comprised of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock option grants.

Salary. The Company attempts to establish base salary levels for the Company’s executive officers that are competitive with those established by companies of similar size in the computer electronics and technology industries. In determining individual salaries within the established ranges, the Committee takes into account individual experience, job responsibility and individual performance during the prior year. The Committee does not assign a specific weight to each of these factors in establishing individual base salaries. Each executive officer’s salary is reviewed annually, and increases to base salary are made to reflect competitive market increases and the factors described above.

In determining 2003 salaries, the Committee compared the proposed salaries to the ranges established in fiscal 2002, reviewed salaries of executives of similar companies and made specific adjustments as determined by the Committee to be appropriate in the circumstances.

Cash Bonuses. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive to executives and other employees to achieve predetermined Company performance objectives. The Company currently has one cash bonus plan covering the executive officers of the Company.

Performance objectives for the Company as a whole are determined at the beginning of each fiscal year during the annual budgeting process and are approved by the Board of Directors. These objectives are based upon competitive conditions and general economic circumstances then prevailing in the industries in which the Company does business. Eligibility of an executive officer for a bonus is generally dependent upon the achievement of the predetermined performance objectives established pursuant to the bonus plan. Target bonus amounts are established by the Committee for each executive officer at the beginning of each fiscal year at a percentage of the executive officer’s base salary, which in fiscal 2003 was 25% of base salary. If the predetermined performance goals are met, a preliminary bonus amount is calculated under the bonus formula up to a maximum of the target bonus amount. The final bonus amount paid to an eligible executive officer is determined by the Committee, which has discretion to increase or decrease the formula-derived figure within certain limits based upon the Committee’s assessment of the individual’s performance and to pay special bonuses in extraordinary circumstances as judged by the Committee.

In determining the 2003 bonuses, the Committee based its decision on the formula derived according to the bonus plan. The formula employed contains an objective component, linked to the Company’s revenue growth and profitability, as well as a subjective component, based upon the Committee’s assessment of the individual officer’s relative contribution to the Company as a whole. Awarded bonuses, if any, are typically paid in the first quarter of the following fiscal year.

Stock Options. Under the Company’s compensation policy, stock options are the primary vehicle for rewarding long-term achievement of Company goals. The objectives of the program are to align employee and stockholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under the Company’s 1996 Stock Incentive Plan, the Board of Directors or the Committee may grant options to purchase Common Stock of the Company to key employees of the Company and its subsidiaries. The Board of Directors makes annual grants of options to purchase the Company’s Common Stock at an exercise price equal to the fair market value of the shares on the date of grant (the last sale price as reported on the Nasdaq National Market on the date of grant). Starting in 2000, the Company’s options generally vest ratably on a monthly basis for three succeeding years. Prior to 2000, the Company’s options generally vested 25% on the grant date and the remainder vested ratably on a monthly basis thereafter for the three succeeding years. Stock options generally have a five-year term but terminate earlier if employment is terminated. Option grants to executive officers depend upon the level of responsibility and position, the Committee’s subjective assessment of performance, the number of options granted in the past and the exercise price of such grants, among other factors. In fiscal 2003, the Board of Directors, upon recommendation of the Committee, made the following grants of options to purchase Company Common Stock to executive officers of the Company: E. Michael Thoben, III, 190,000 shares; Paul D. Meyer, 115,000 shares; and Michael W. Ambrose, 87,500 shares. The Committee expects that in the future, if additional grants are made, consideration will be given to the number of options granted in the past and the exercise price of such grants.

Chief Executive Officer Compensation. The Committee determined the Chief Executive Officer’s compensation for fiscal 2003, with the final approval of the Board of Directors, employing the same criteria that it used to set compensation for other executive officers. The Chief Executive Officer’s base salary was determined based upon a review of both the salaries of chief executive officers for companies of comparable size and in comparable industries and the Chief Executive Officer’s performance. Option grants in fiscal 2003 were determined under the criteria described under “Stock Options,” above.

Compensation Committee for 2003

Merritt Lutz, Chair

Eugene Hovanec

George Gu

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Hovanec, Gu and Lutz. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members and executive officers of the Company.

Summary Compensation Table

The following table sets forth a summary of all compensation paid to the Chief Executive Officer of the Company and two other executive officers of the Company for services in all capacities to the Company and its subsidiaries during each of the last three fiscal years.

		Annual Compensation				Long-Term Compensation
				Other Annual Compensation		Securities Underlying Options (#)
Name and Principal Position	Year	Salary	Bonus(1)
E. Michael Thoben, III Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$209,063 202,500 214,375	-0- $32,000 -0-	$184,732 60,000 47,285	(2)(3) (2) (2)	190,000 — 285,000

Paul D. Meyer Chief Financial Officer and Secretary	2003 2002 2001	$153,761 150,010 147,508	-0- $18,000 -0-	$54,245 — —	(3)	115,000 — 142,500

Michael W. Ambrose Sr. Vice President, Technology and Product Development	2003 2002 2001	$139,050 135,000 131,250	-0- $15,000 -0-	$10,600 — —	(3)	87,500 — 131,000

(1)	Bonuses listed are paid in the succeeding fiscal year. See “Report of Compensation Committee on Executive Compensation—Executive Officer Compensation Program—Cash Bonuses.”
(2)	The Company reimbursed Mr. Thoben $60,000 in each of 2003 and 2002 and $47,285 in 2001 for the use of his personal airplane to transport him on Company business.
(3)	The Company paid Mr. Thoben, Mr. Meyer and Mr. Ambrose $124,732, $54,245 and $10,600, respectively, for amounts due to them for excess accrued vacation (recorded over the tenure of their employment). Messrs. Thoben, Meyer and Ambrose applied these amounts to loans due to the Company.

Option Grants in Last Fiscal Year

The following table provides information regarding grants of stock options to the named executive officers in 2003.

	Number of Securities Underlying	Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price Per Share	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Options Granted(1)				5%	10%
E. Michael Thoben, III	90,000(5)	7%	$2.94	2/10/2008	$72,900	$161,100
	100,000	8%	$6.45	11/24/2008	$178,000	$355,500

Paul D. Meyer	45,000(5)	4%	$2.94	2/10/2008	$36,450	$80,550
	70,000	6%	$6.45	11/24/2008	$124,600	$276,500

Michael W. Ambrose	37,500(5)	3%	$2.94	2/10/2008	$30,375	$67,125
	50,000	4%	$6.45	11/24/2008	$89,000	$197,500

(1)	These options were granted pursuant to the Plan.
(2)	In fiscal 2003, the Company granted options to purchase a total of 1,201,000 shares of its Common Stock under the Plan, and this number is used in calculating the percentages set forth in this column.
(3)	Options granted under the Plan generally expire on the fifth anniversary of the date of grant. Unless otherwise determined by the Board of Directors, options granted under the Plan expire prior to the fifth anniversary of grant (i) if the optionee’s employment (or service as a director, as applicable) is terminated for any reason (other than death or disability), in which case options vested but unexercised at the date of termination may be exercised prior to the expiration date of the option or within 30 days after the date of termination, whichever comes first, or (ii) if the optionee’s employment (or service as a director, as applicable) terminates because of death or disability, options vested but unexercised at the date of termination may be exercised within 12 months after the date of termination. If employment (or service as director, as applicable) is terminated by death of the optionee, the option generally may be exercised by persons to whom the optionee’s rights pass by will or the laws of descent or distribution.
(4)	The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company’s estimate of stock price appreciation. Value shown is net of exercise costs.
(5)	These options were granted pursuant to a Tender Offer filed with the SEC on July 9, 2002. The offer provided eligible employees and directors of the Company or one of its subsidiaries with stock options that had exercise prices of equal to or greater than $15.00 the option to cancel those options in exchange for new options to be granted in 6 months and one day from the cancellation date. The exercise price per share of the new options was the fair market value on the date of grant, which was the closing price of a share of our common stock on the Nasdaq National Market.

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table indicates (on an aggregated basis) (i) stock options exercised by named executive officers during fiscal 2003, including the value realized on the date of exercise (market price on the date of exercise less the exercise price of the options), (ii) the number of shares subject to exercisable and unexercisable stock options as of the Company’s fiscal year end, December 31, 2003, and (iii) the value of “in-the-money” options at December 31, 2003.

	Shares Acquired	Value	Number of Unexercised Options at Year-End		Value of Unexercised In-the-Money Options At Year-End(1)
Name	On Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
E. Michael Thoben, III	462,571	$1,388,638	401,530	148,470	$1,122,927	$233,373
Paul D. Meyer	138,207	414,897	201,320	93,680	561,776	127,773
Michael W. Ambrose	6,120	18,372	175,678	73,602	479,965	110,614

(1)	Options are “in-the-money” at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 31, 2003, based on the last sale price of $7.02 per share of Common Stock on that date as reported by the Nasdaq National Market and the exercise price of the options, multiplied by the applicable number of options.

Ten Year Option Surrender and Reissuance

The following table summarizes stock options granted to the executive officers of the Company that have been repriced during the past ten fiscal years.

Name	Date of option cancellation	Date of new grant	Number of options repriced	Market price on date of cancellation	Market price on date of new grant	Previous exercise price at time of cancellation	New exercise price	Remaining life on original option at time of cancellation
E. Michael Thoben, III	8/8/2002	2/10/2003	90,000	$3.50	$2.94	$29.001	$2.94	29 months
Paul D. Meyer	8/8/2002	2/10/2003	45,000	$3.50	$2.94	$29.001	$2.94	29 months
Mike W. Ambrose	8/8/2002	2/10/2003	37,500	$3.50	$2.94	$29.001	$2.94	29 months

These options were granted pursuant to a Tender Offer filed with the SEC on July 9, 2002. The offer provided eligible employees and directors of the Company or one of its subsidiaries with stock options that had exercise prices of equal to or greater than $15.00 the option to cancel those options in exchange for new options to be granted in 6 months and one day from the cancellation date. The exercise price per share of the new options was the fair market value on the date of grant, which was the closing price of a share of our common stock on the Nasdaq National Market.

Equity Compensation Plans

The following table summarizes equity compensation plans approved by shareholders and equity compensation plans that were not approved by the shareholders as of March 31, 2004 (in thousands except exercise price):

Plan category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	3,141	$4.83	145
Equity compensation plans not approved by stockholders	-0-	—	—

Total	3,141	$4.83	145

(1)	Includes options granted and outstanding or available pursuant to the 1996 Stock Incentive Plan.

Performance Graph 1

The following line graph provides a comparison of the annual percentage change in the Company’s cumulative total stockholder return on its Common Stock to the cumulative total return of the Nasdaq Composite Index and a peer group consisting of companies included in the Nasdaq Computer Manufacturers Index. The comparison assumes $100 was invested on January 1, 1999 in the Company’s Common Stock and in each of the following indices and, in each case, assumes the reinvestment of dividends.

Interlink Electronics

Cumulative Total Return To Stockholders

1/1/99—12/31/03

[1]	This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of the date or any other general incorporation language in such filing.

AUDIT COMMITTEE MATTERS 2

The Board of Directors has approved and adopted a written Audit Committee Charter which reflects the standards set forth in the Securities and Exchange Commission regulations and Nasdaq Stock Market listing standards, a copy of which is attached to this Proxy Statement as APPENDIX B. Messrs. Hovanec, Buckett and Gu serve on the Audit Committee. Each member of the Audit Committee is a non-employee director and is “independent” in accordance with the National Association of Securities Dealers’ listing standards.

Report of the Audit Committee

The Audit Committee’s role is to provide governance, guidance, and oversight regarding financial information provided by the Company to the public or governmental bodies, the Company’s systems of internal controls, and the auditing, accounting, and financial reporting processes in general. The Audit Committee regularly meets with management and the Company’s outside auditors, BDO Seidman, LLP, to discuss, among other things, the preparation of financial statements, including key accounting and reporting issues. In accordance with the Audit Committee charter, the Audit Committee also oversees the relationship between the Company and its outside auditors, including recommending their appointment, reviewing the scope of their services and related fees, and assessing their independence.

The Audit Committee reviewed the audited financial statements for the year ended December 31, 2003 with management and BDO Seidman, LLP. The Audit Committee also discussed with BDO Seidman, LLP matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), as amended (Communication with Audit Committees). SAS 61 requires the Company’s independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company’s consolidated financial statements, including with respect to:

•	their responsibility under generally accepted auditing standards,

•	significant accounting policies,

•	management judgments and estimates,

•	any significant audit adjustments,

•	any disagreements with management, and

•	any difficulties encountered in performing the audit.

The Audit Committee also discussed with BDO Seidman, LLP their independence, and BDO Seidman, LLP provided the Audit Committee with written disclosures and the letter

[2]	This section is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of the date or any other general incorporation language in such filing.

required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) to the effect that, in their professional judgment, BDO Seidman, LLP is independent of the Company within meaning of the federal securities laws. When considering BDO Seidman, LLP’s independence, the Audit Committee discussed whether BDO Seidman, LLP’s provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to BDO Seidman, LLP for audit and non-audit services.

Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations of the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K.

Audit Committee for 2003

Eugene F. Hovanec, Chairman

George Gu

John Buckett

Principal Accounting Fees and Services

The Company incurred the following fees for services performed by the Company’s principal accounting firms for the years ended December 31, 2003 and 2002.

Type of Fees	2003		2002
Audit Fees	$120,403	(1)	$115,905	(2)
Audit-Related Fees(3)	$6,183		$—
Tax Fees(4)	$390		$—
All Other Fees	$—		$—

Total	$126,976		$115,905

(1)	Represents fees for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, including (i) $89,003 for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 by BDO Seidman, LLP, (ii) $10,000 for the review of the financial statements included in the Company’s third quarter for 2003 by BDO Seidman, LLP, and (iii) $21,400 for the review of the financial statements included in the Company’s first and second quarter Forms 10-Q for 2003 by KPMG LLP.
(2)	Represents fees for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, including (i) $84,840 for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2002 by KPMG LLP, (ii) $26,090 for the review of the financial statements included in the Company’s Forms 10-Q for the fiscal year ended December 31, 2002 by KPMG LLP, and (iii) $4,975 for the review of the financial statements included in the Company’s first quarter Form 10-Q for 2002 by Arthur Andersen LLP.
(3)	Represents fees for professional services in connection with matters related to the Company’s employee benefit plan, accounting consultations on matters related to internal controls, acquisitions and purchases, and attest services not required by statute or regulation.
(4)	Represents fees for professional services in connection with tax return preparation and tax consulting and review.

Change in Independent Public Accountants

On September 12, 2003, the Board of Directors, on the recommendation of its Audit Committee, approved the dismissal of the Company’s independent certified public accountants, KPMG LLP. KPMG LLP’s report on the Company’s financial statements for our fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and during the subsequent interim period through the date of dismissal, September 12, 2003, there have not been any disagreements between the Company and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

On September 12, 2003, the Board of Directors, on the recommendation of its Audit Committee, engaged the firm of BDO Seidman, LLP to be the Company’s independent certified public accountants. The Company did not consult BDO Seidman, LLP at any time prior to September 12, 2003 with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or concerning any disagreement or reportable event with KPMG LLP.

On June 24, 2002, the Board of Directors, with the approval of its Audit Committee, approved the dismissal of our former independent certified public accountants, Arthur Andersen LLP, which was subsequently replaced by KPMG LLP on July 23, 2002.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has pre-approved all audit, audit-related and permitted non-audit services provided by BDO Seidman, LLP to the Company and the related fees for such services, and has concluded that such services are compatible with the auditors’ independence. The Audit Committee Charter has established policies and procedures under which all audit and non-audit services performed by the Company’s principal independent accountants must be approved in advance by the Audit Committee. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC rules and regulations. Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information as of March 15, 2004 with respect to the beneficial ownership of the Common Stock by each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of the Common Stock; each of the directors and the nominees for director; each of the named executive officers; and all of the Company’s named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days of March 15, 2004 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for purposes of computing the percentage of any other person. Except as otherwise noted, the address for each stockholder named below is: c/o Interlink Electronics, 546 Flynn Road, Camarillo, CA 93012.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent Of Class
E. Michael Thoben, III	486,011	(2)	4.1%
George Gu	327,399	(3)	2.9%
Paul D. Meyer	236,460	(4)	2.0%
Michael W. Ambrose	202,401	(5)	1.7%
Eugene F. Hovanec	105,384	(6)	*
Merritt M. Lutz	28,751	(7)	*
John Buckett II	43,751	(8)	*
Royce & Associates, Inc. 1414 Avenue of the Americas New York, NY 10019	851,500	(9)	7.5%
All executive officers and directors as a group (7 people)	1,430,157	(10)	11.6%

* Less than 1%

(1)	Except as modified by applicable community property laws or as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite that stockholder’s name.
(2)	Consists of 42,259 shares of Common Stock and options to purchase 443,752 shares of Common Stock.

(3)	Includes 304,899 shares of Common Stock held by Force Sensor Investment Corporation, which is owned by Mr. Gu’s family, and options granted to Mr. Gu to purchase 22,500 shares of Common Stock.
(4)	Consists of 11,251 shares of common stock and options to purchase 225,209 shares of Common Stock.
(5)	Consists of 6,251 shares of Common Stock and options to purchase 196,150 shares of Common Stock.
(6)	Consists of 97,884 shares of Common Stock and options to purchase 7,500 shares of Common Stock. All shares of Common Stock are jointly held with his wife, Victoria Hovanec.
(7)	Consists of 6,251 shares of Common Stock and options to purchase 22,500 shares of Common Stock.
(8)	Consists of 6,251 shares of Common Stock and options to purchase 37,500 shares of Common Stock.
(9)	Based solely on the Schedule 13G dated February 13, 2004.
(10)	Consists of 475,046 shares of Common Stock and options to purchase 955,111 shares of Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and beneficial owners of more than 10% of the Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except that Eugene F. Hovanec filed a Form 4, Statement of Changes in Beneficial Ownership, reporting three transactions one day late.

ANNUAL REPORT

We have included a copy of the Company’s Annual Report on Form 10-K/A with these proxy materials.

CODE OF BUSINESS CONDUCT AND ETHICS

The Interlink Electronics, Inc. Code of Business Conduct and Ethics for Directors, Officers and Employees is available at the Company’s website (http://www.interlinkelectronics.com) and will be provided in print without charge to any stockholder who submits a request in writing to: Interlink Electronics, Inc., 546 Flynn Road, Camarillo, California 93012, Attention: Corporate Secretary. The Code applies to the Company’s chief executive officer and chief financial officer, and to all other Company directors, officers and employees. The Code provides that any waiver of the Code may be made only by the Board.

METHOD AND COST OF SOLICITATION

The Company will pay the cost of preparing and mailing the proxies, the proxy statements and any other materials furnished to the stockholders. In addition to soliciting by mail, the Company’s directors, officers and employees, without additional compensation, may personally request, in person or by telephone, the return of proxies. Brokers and persons holding shares for the benefit of others may incur expenses in forwarding proxies and accompanying materials and in obtaining permission from beneficial owners of stock to execute proxies. On request, we will reimburse those expenses.

COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the full Board of Directors, the Chairman of the Board of Directors, the non-management Directors as a group, or with specified individual Directors by sending their question or concern to: Interlink Electronics, Inc., 546 Flynn Road, Camarillo, California 93012, Attention: Corporate Secretary. The Corporate Secretary will compile the communications, summarize lengthy or repetitive communications and then distribute communications to any or all Directors as appropriate depending upon the individual communications. The Directors have requested that communications that do not directly relate to their duties and responsibilities as directors of the Company be excluded from distribution, including “spam”; advertisements; mass mailings; form letter campaigns that involve unduly large number of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints.

OTHER BUSINESS/DISCRETIONARY AUTHORITY

The Board of Directors does not intend to present any business for action at the meeting other than the election of directors, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote in accordance with the recommendations of the Board of Directors.

For this year’s Annual Meeting of Stockholders, if notice of a stockholder proposal to be raised at the Annual Meeting was received at the principal executive offices of the Company after March 14, 2004, proxy voting on that proposal when and if raised at the Annual Meeting will be subject to the discretionary voting authority of the designated proxy holders. If notice of any stockholder proposal to be raised at next year’s Annual Meeting of Stockholders is received by the Company at its principal executive offices after March 28, 2005, then proxy voting on that proposal when and if raised at the 2005 Annual Meeting, will be subject to the discretionary voting authority of the designated proxy holders.

STOCKHOLDER PROPOSALS

Any stockholder proposals to be considered for inclusion in next year’s proxy materials must be received by January 12, 2005 at the Company’s principal executive offices. Stockholders’ proposals should be sent to: Interlink Electronics, Inc., 546 Flynn Road, Camarillo, California 93012, Attention: Corporate Secretary.

Whether you plan to attend the meeting or not, please sign the enclosed proxy form and return it to us in the enclosed stamped, return envelope.

By Order of the Board of Directors

Paul D. Meyer

Secretary

APPENDIX A

INTERLINK ELECTRONICS, INC.

1996 STOCK INCENTIVE PLAN, AS AMENDED*

1. Purpose. The purpose of this Stock Incentive Plan (the “Plan”) is to enable Interlink Electronics, Inc. (the “Company”) to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products and independent contractors of the Company or any subsidiary.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed [5,500,000] 6,500,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

3. Effective Date and Duration of Plan.

(a) Effective Date. The Plan shall become effective as of April 30, 1996. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an “Officer”), or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

(b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4. Administration.

(a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time

*	Matter in bold and underline is new; matter in brackets and italics is to be deleted.

adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

(b) Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the “Committee”), any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 14.

5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company or any subsidiary of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 300,000 shares of Common Stock in connection with the hiring of the employee or 300,000 shares of Common Stock in any calendar year otherwise.

6. Option Grants.

(a) General Rules Relating to Options.

(i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Director’s may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

(ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

(iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death.

(iv) Termination of Employment or Service.

(A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

(B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term “total disability” means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

(C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

(D) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

(E) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

(v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee’s intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee’s present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

(b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

(i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

(ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

(iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

(iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is granted, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

(v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the Stockholders.

(vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

(c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in Section 6(a) above:

(i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

(ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

9. Stock Appreciation Rights.

(a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

(b) Exercise.

(i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

(ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

(iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

(iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

(v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

(vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder’s lifetime only by the holder.

(vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

(viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

10. Cash Bonus Rights.

(a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold of previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

(b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

(c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

(d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

(e) Taxes. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders’ equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

13. Changes in Capital Structure.

(a) Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

(b) Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, spin-off, split-off, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company’s assets (each, a “Transaction”), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

(i) Outstanding options shall remain in effect in accordance with their terms.

(ii) Outstanding options shall be converted into options to purchase stock in one or more corporations, including the Company, that are surviving or acquiring corporations in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be held by holders of shares of the Company following the transaction. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

(iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

(c) Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with paragraph 13(b)(iii).

(d) Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

14. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

15. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee’s employment at any time, for any reason, with or without cause, or to decrease such employee’s compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

17. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

18. Option Grants to Non-Employee Directors.

(a) Initial Board Grants. Each person who becomes a Non-Employee Director after the Plan is adopted shall be automatically granted an option to purchase 30,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. A “Non-Employee Director” is a director who is not an employee of the Company or any of its subsidiaries.

(b) Additional Grants. Each Non-Employee Director shall be automatically granted an option to purchase additional shares of Common Stock in each calendar year subsequent to the year in which such Non-Employee Director was granted an option pursuant to paragraph 18(a), such option to be granted as of the date of the Company’s annual meeting of shareholders held in such calendar year, provided that the Non-Employee Director continues to serve in such capacity as of such date. The number of shares subject to each additional grant shall be 7,500 shares for each Non-Employee Director.

(c) Exercise Price. The exercise price of all options granted pursuant to this paragraph 18 shall be equal to 100 percent of the fair market value of the Common Stock determined pursuant to paragraph 6(b)(iv).

(d) Term of Option. The term of each option granted pursuant to this paragraph 18 shall be 10 years from the date of grant.

(e) Exercisability. Until an option expires or is terminated and except as provided in paragraphs 18(f) and 13, an option granted under this paragraph 18 shall be exercisable according to the following schedule: 33 1/3% for each complete year of continuous service after the date of grant, rounded up to the next full share, until fully vested. For purposes of this paragraph 18(e), a complete year shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar year, so that each successive “complete year” ends on the same day of each successive calendar year.

(f) Termination As a Director. If an optionee ceases to be a director of the Company for any reason, including death, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

(g) Nontransferability. Except as otherwise determined by the Board of Directors, each option by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death, and each option by its terms shall be exercisable during the optionee’s lifetime only by the optionee.

(h) Exercise of Options. Options may be exercised upon payment of either cash or shares of Common Stock of the Company previously acquired by the optionee and held for at least six months, and otherwise in accordance with paragraph 6(a)(v).

Adopted: April 30, 1996

Amended: May 25, 1999

Amended: June 27, 2000

Amended by the Board of Directors: February 13, 2001

Amended: December 20, 2001

Amended: June 22, 2004

APPENDIX B

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. Overall Purpose

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Interlink Electronics, Inc. (the “Company”) in achieving its oversight responsibilities in the following areas:

•	The reliability and integrity of the Company’s financial statements and financial reporting and disclosure practices;

•	The maintenance of an adequate system of internal controls;

•	The Company’s compliance with all laws, regulations and Company policies;

•	The independent auditor’s qualifications, independence and duties; and

•	The performance of the Company’s internal audit function and independent auditors.

The Committee has the ultimate responsibility to appoint, compensate, retain and oversee the work of the Company’s independent auditor and to approve all audit fees and terms as well as all significant non-audit services. The Committee is also responsible for preparing the report required by SEC rules to be included in the Company’s annual proxy statement.

II. Composition

The Committee shall consist of at least three members of the Board, each of whom shall be an independent director under applicable laws, rules and regulations, including the listing standards of the Nasdaq National Market. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall be a “financial expert” as defined by SEC rules and the standards of the Nasdaq National Market.

The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board on the recommendation of the Corporate Governance and Nominating Committee. Unless a Chair is designated by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Members may be removed by the Board at any time.

III. Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet (telephonically or in person) with the independent accountants and management quarterly to review the Company’s financials.

IV. Activities

In fulfilling its overall purpose, the Committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

•	General;

•	Reporting;

•	Independent accountants;

•	Key risks and controls; and

•	Ethical and legal standards.

The Committee’s activities are described in detail in the attached table.

Adopted by the Board: June 12, 2003

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required
GENERAL

1.      Determine that each Committee member is independent and free from any material relationships to the Company (either directly or as a partner, shareholder or officer of an organization), as affirmatively determined by the Board. Definition of independence would exclude:

X

• A director who is an employee or has been an employee of the Company or any parent or subsidiary of the Company during the past three years.

•      A director who has been (or who has an immediate family member who has been) employed at any time during the previous three years as an executive of another corporation where any of the Company’s executive officers serve on that corporation’s compensation committee.

•      A director who is a Family Member (as defined in Nasdaq Rule 4200(a)(14)) of an individual who has been an officer of the Company (as defined in SEC Rule 16a-1(f)) or its affiliates during the past three years.

•      A director who has accepted or whose Family Member (as defined in Nasdaq Rule 4200(a)(14)) has accepted, directly or indirectly (including as a partner of a law firm, consulting firm, investment bank or similar entity), any consulting, advisory or other compensatory fees, other than as compensation for serving on the board or on a committee of the board.

•      A director who has accepted or whose Family Member (as defined in Nasdaq Rule 4200(a)(14)) has accepted, directly or indirectly any payments, including political contributions, in excess of $60,000 from the Company or any of its affiliates during the past three years, other than as compensation for serving on the board or on a committee of the board.

•      A director who is a partner in, a controlling shareholder or executive officer of any business organization, including a not-for-profit entity, to which the Company made or received payments in any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the Company’s securities need not be considered for this purpose.

•      A director who is an affiliated person of the Company or any affiliate (including a director, executive officer, partner, member principal or designee of an affiliate), including a person who owns or controls more than 10 percent of the Company’s voting securities.

•      A director who was, or who has an immediate family member who was, affiliated with or employed by a present or former auditor of the company or of an affiliate and who worked on the Company’s audit, until three years after the end of either the affiliation or the auditing relationship.

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required

•      A director who serves on the audit committee of more than three public companies, unless the Board determines that such services does not impair the member’s ability to serve effectively on the Company’s Audit Committee and discloses such determination in the Company’s proxy statement.

2.      Determine that all Committee members are “financially literate” and at least one member is a “financial expert” as defined by the SEC and Nasdaq listing standards. In determining whether a Committee member is a financial expert, the Committee should consider whether the person has, through education and experience as a public accountant or auditor or a principal financial officer, comptroller or principal accounting officer of a corporation required to file reports with the SEC or from a position involving the performance of similar functions, sufficient financial expertise in the accounting and auditing areas specified in SEC rules.

X

3. Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the Charter.	X		X

4. Conduct an annual performance evaluation of the Committee.	X

5. Regularly report to the full Board and periodically meet in separate sessions with management, the Company’s independent auditors and those responsible for the internal audit function.		X	X

6. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each meeting with, the full Board of Directors.		X	X

7.      Retain and determine funding for independent counsel, accountants, or others, as the Committee determines necessary to carry out its duties. The Committee is empowered to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

	X		X

8. Review and approve all related-party transactions.			X

9. Review and approve hiring of employees or former employees of the independent auditors.			X

REPORTING

1.      Review the Company’s financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, attestation, or review rendered by the independent accountants.

X

2. Review with management and the Company’s independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.		X

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required

3.      Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this Charter. Specifically, the report would require the Committee to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS #61 (including the quality of reporting) with independent auditors, and indicate that the Committee has received the written report from auditors required by ISB 1 regarding auditors’ independence. Finally, the report would require the Committee to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Commission.

X

4. Publish the written charter in the annual proxy statement at least every four years or in the next proxy statement after a significant amendment.			X

5.      Meet with (telephonically or in person) financial management and the independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the Form l0-Q filing/release of earnings.

X

6. Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.		X

INDEPENDENT ACCOUNTANTS

1.      Appoint, determine funding for, and oversee the Company’s independent accountants. In selecting the independent accountants, the Committee should ensure that the auditor is independent as described in Rule 2-01 of Regulation S-X. The Committee should ensure that the lead (or coordinating) audit partner, or the audit partner responsible for reviewing the officer, has not performed audit services for the Company for 5 consecutive years. It should be clear to the independent accountants that they are ultimately accountable to the Board of Directors and the Committee as representatives of the shareholders and that they must report directly to the Committee.

X

2.      Approve, in advance, any significant non-audit relationship with the independent auditors, and any audit or non-audit services provided by the Company’s independent accountants, including the provision of comfort letters in connection with securities offerings. The Committee should ensure that the independent auditors are not engaged to provide any of services prohibited under Section 10A(g) of the Securities Exchange Act of 1934.

X

3.      Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

X

4. On a quarterly basis, receive a report from the independent auditors as to:		X

• The auditing firm’s internal quality-control procedures;

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required

•      Any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

• All significant relationships the independent auditors have with the Company, in order to determine the auditors’ independence

5. In connection with audits performed by the Company’s independent auditors, receive from the auditors a timely report addressing:	X

• All critical accounting policies and practices to be used;

•      All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

• Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.      Review with management and the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

X

7.      Discuss the financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”

X

8. Review with management and the independent accountants at the completion of their audit or review:		X

• The existence of any fraud or illegal acts that the auditor may have become aware of;

• Any significant deficiencies in the design or operation of internal controls noted during the audit;

• Selection of and changes in significant accounting policies or their application;

• Process used by management in making significant accounting judgments or estimates;

• Significant audit adjustments;

• Review by the auditors of other information in the audited financial statements;

• Disagreements with management;

• Consultation, if any, with other auditors on significant accounting matters; and

• Any audit problems or difficulties and management’s response.

9. Resolve disputes between management and the independent auditors regarding financial reporting.			X

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required

10.    Consider recommendations from the independent accountants regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

X

11.    Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

	X		X

KEY RISKS AND CONTROLS

1.      Inquire of management and the independent auditor about significant risks or exposures and assess the Company’s policies with respect to risk assessment and risk management and specific steps management has taken to minimize such risks.

X

• Investment Policy

• Information Technology (MIS)

• Insurance

• Foreign Currency

• Income Taxes

• Officer Travel and Entertainment Expenses

• Asset Management

— Inventory

— Receivables

• Accounting Policies and Procedures

2. Review accounting and financial human resources and succession planning.	X

ETHICAL AND LEGAL STANDARDS

1. Review and approve updates periodically to the Company’s Code of Business Conduct and Ethics and ensure that management has established a system to enforce such code.			X

2. Review results of management’s monitoring of the Company’s compliance with the Company’s Code of Business Conduct and Ethics.	X

3. Review, with the Company’s counsel, legal compliance matters including corporate securities trading policies.	X		X

4. Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.			X

INTERLINK ELECTRONICS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

JUNE 12, 2003

ACTIVITIES	Timing
	Annually	Quarterly	As Required

5.      Review procedures for the receipt, retention and treatment of complaints and concerns received by the Company regarding accounting, internal accounting controls or auditing matters (including under the Company’s Whistleblower Policy). The Committee should ensure that these complaints and concerns are treated confidentially and anonymously.

	X		X

PROXY

INTERLINK ELECTRONICS, INC.

Annual Meeting, June 22, 2004

PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints E. Michael Thoben, III, and Paul D. Meyer, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Interlink Electronics, Inc. (the “Company”) on June 22, 2004 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1.	Election of Directors:	☐ FOR the nominee.	☐	WITHHOLD AUTHORITY to vote for the nominee listed below.

Eugene F. Hovanec

2.	Proposal to amend the Company’s 1996 Stock Incentive Plan.

☐ For ☐ Against ☐ Abstain

3.	Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.

(Continued and to be signed on the other side.)

The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of the directors and for the Proposal to amend the 1996 Stock Incentive Plan. The proxies may vote in their discretion as to other matters that may come before this meeting.

P R O X Y

Shares:

Date:________________________________________, 2004

Name: _________________________________________

Signature(s):  ____________________________________

                                             Signature or Signatures

Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

The Annual Meeting of Stockholders of Interlink Electronics, Inc. will be held on June 22, 2004 at 11:00 a.m., Pacific Daylight Time, at the Hampton Inn & Suites located at 50 West Daily Drive, Camarillo, California 93010.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself—the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in “street name” by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.